Exhibit 99.1

ORION ENERGY SYSTEMS, INC. ADDS RICHARD A. SHAPIRO TO BOARD OF DIRECTORS

MANITOWOC, WI – March 9, 2023: Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), a provider of energy-efficient LED lighting and controls, maintenance services and electric vehicle (EV) charging station solutions, announced today that it has appointed Richard A. Shapiro to its board of directors effective immediately.

Mr. Shapiro is the Founder and Chief Investment Officer of Ridge Run Partners, LLC, a family office firm. Previously, Mr. Shapiro served as Portfolio Manager at Millennium Management, a multi-billion dollar hedge fund, where he was focused on equity investments, from 2020 to 2021, and, earlier in his career at Millennium, from 2007 to 2011. From 2011 to 2020, Mr. Shapiro was at Wexford Capital, where he was Portfolio Manager and Co-Head of Equites, and was also a member of Wexford’s Hedge Fund Investment Committee. Mr. Shapiro currently serves on the board of directors of Elah Holdings, Inc. Mr. Shapiro holds an M.B.A. from Georgetown University and a B.S. in Business Administration from the University of Southern California.

Mr. Shapiro’s appointment to the board of directors is pursuant to a Cooperation Agreement among Orion, Philotimo Fund, LP and Kanen Wealth Management, LLC. The Cooperation Agreement was previously filed by Orion with the Securities and Exchange Commission on a Current Report on Form 8-K. Kanen Wealth Management owns approximately 5.2% of Orion’s outstanding common stock.

“We are pleased that Richard is joining our board of directors as a representative of one of our significant investors. We believe that he will bring an important investor-focused perspective to our board,” said Tony Otten, Chair of the Board.

About Orion Energy Systems

Orion provides energy efficiency and clean tech solutions, including LED lighting and controls, maintenance services and electrical vehicle (EV) charging solutions. Orion specializes in turnkey design-through-installation solutions for large national customers, with a commitment to helping customers achieve their business and environmental goals with healthy, safe and sustainable solutions that reduce their carbon footprint and enhance business performance. To learn more about Orion Energy Systems, visit www.orionlighting.com.

Safe Harbor Statement

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of our Website.

Orion Contact

Steve Paulus, Director Marketing & Communications

Orion Energy Systems, Inc.

spaulus@oesx.com

(920) 239-8007

Investor Relations Contacts
Per Brodin, CFO	William Jones; David Collins
Orion Energy Systems, Inc.	Catalyst IR
pbrodin@oesx.com	(212) 924-9800 or oesx@catalyst-ir.com

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